Exhibit 10.29

EXECUTION COPY

AMENDMENT NO. 1

Dated as of November 21, 2013

to

CREDIT AGREEMENT

Dated as of June 23, 2011

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of November 21, 2013 by and among (i) Unisys Corporation (the “Borrower”), (ii) Unisys Holding Corporation and Unisys NPL, Inc. (each a “Guarantor” and, collectively, the “Guarantors” and, collectively with the Borrower, the “Credit Parties”), (iii) the undersigned Lenders and (iv) General Electric Capital Corporation, as administrative agent (the “Agent”), under that certain Credit Agreement dated as of June 23, 2011 by and among the Borrower, the other Credit Parties, the Lenders and the Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Credit Parties have requested that the requisite Lenders and Agent agree to make certain amendments to the Credit Agreement and to consent to certain matters with respect to the pledge of the Equity Interests of UIS Global Finance CV (the “Pledged Subsidiary”);

WHEREAS, the Credit Parties, the Lenders party hereto and the Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Parties, the Lenders party hereto and the Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective upon satisfaction of the condition set forth in Section 2 below, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a) The reference to “First Tier Foreign Subsidiary” appearing in clause (ii) of Section 4.13(c) of the Credit Agreement is deleted and replaced with a reference to “Excluded Foreign Subsidiary”.

(b) The definition of “Domestic Subsidiary” appearing in Section 11.1 of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

““Domestic Subsidiary” means a Subsidiary organized under the laws of a jurisdiction located in the United States of America.”

(c) The definition of “First Tier Foreign Subsidiary” appearing in Section 11.1 of the Credit Agreement is deleted in its entirety.

(d) The definition of “Foreign Subsidiary” appearing in Section 11.1 of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

““Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary.”

(e) The definition of “Excluded Foreign Subsidiary” is added to Section 11.1 in the appropriate alphabetical order as follows:

““Excluded Foreign Subsidiary” means (a) any Subsidiary that is a controlled foreign corporation (as defined in the Code, a “CFC”), (b) any Subsidiary of a CFC or (c) any Subsidiary substantially all of whose assets consist (directly or indirectly through its Subsidiaries) of Equity Interests in one or more CFCs.”

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the Agent’s receipt of counterparts of this Amendment duly executed by each Credit Party and the Required Lenders.

3. Representations and Warranties of the Credit Parties. Each Credit Party hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement (as amended hereby), as applicable, constitute legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing or would reasonably be expected to result from the effectiveness of this Amendment and (ii) each of the representations and warranties of such Credit Party set forth in the Credit Agreement or any other Loan Document to which such Credit Party is a party is true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent any such representation or warranty expressly relates to an earlier date (in which event such representation or warranty was true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

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5. Consent and Reaffirmation. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned Credit Parties consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

6. Limited Consent with respect to Pledged Subsidiary. Notwithstanding anything in the Credit Agreement to the contrary, the Agent and each of the undersigned Lenders hereby consents to the pledge by the applicable Credit Party of 65% of the Equity Interests of the Pledged Subsidiary and waives any noncompliance by such Credit Party with Section 4.13(c)(ii) of the Credit Agreement as a direct result of such Credit Party’s failure to pledge 100% of the Equity Interests of the Pledged Subsidiary as and when required by such Section; provided that, if, as of June 30, 2014 (or such later date as may be agreed by the Agent in its sole discretion), the Pledged Subsidiary is not an Excluded Foreign Subsidiary, this consent and waiver shall automatically and immediately cease to be effective. The Agent and each of the undersigned Lenders further agrees that, notwithstanding anything in the Guaranty and Security Agreement to the contrary and for all purposes thereunder, all outstanding Capital Stock of the Pledged Subsidiary in excess of 65% of the voting power of all classes of Capital Stock of the Pledged Subsidiary entitled to vote (the “Excepted Assets”) shall be deemed to constitute Excluded Assets (as defined in the Guaranty and Security Agreement); provided that, if, as of June 30, 2014 (or such later date as may be agreed by the Agent in its sole discretion), the Pledged Subsidiary is not an Excluded Foreign Subsidiary, the Excepted Assets shall cease to constitute Excluded Assets as so deemed in this Section 6.

7. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

UNISYS CORPORATION, as the Borrower

By:	/s/ Scott A. Battersby
Name:	Scott A. Battersby
Title:	Vice President and Treasurer

UNISYS HOLDING CORPORATION, as a Credit Party

By:	/s/ Edward Sarkisian
Name:	Edward Sarkisian
Title:	Vice President and Assistant Treasurer

UNISYS NPL, INC., as a Credit Party

By:	/s/ Edward Sarkisian
Name:	Edward Sarkisian
Title:	Vice President and Assistant Treasurer

Signature Page to Amendment No. 1 to

Credit Agreement dated as of June 23, 2011

Unisys Corporation

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and as a Lender

By:	/s/ Philip F. Carfora
Name:	Philip F. Carfora
Title:	Duly Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement dated as of June 23, 2013

Unisys Corporation

CITIBANK, N.A., as a Lender

By:	/s/ Kelly G. Gunness
Name:	Kelly G. Gunness
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of June 23, 2011

Unisys Corporation

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark Bradford
Name:	Mark Bradford
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of June 23, 2011

Unisys Corporation

HSBC BANK USA, N.A., as a Lender

By:	/s/ Tanya Dyke
Name:	Tanya Dyke
Title:	Vice President – Global Relationship Manager

Signature Page to Amendment No. 1 to

Credit Agreement dated as of June 23, 2011

Unisys Corporation

RBS BUSINESS CAPITAL, A DIVISION OF RBS ASSET FINANCE, INC., as a Lender

By:	/s/ Kenneth Wales
Name:	Kenneth Wales
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of June 23, 2011

Unisys Corporation